TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectus, Summary Prospectus and

Statements of Additional Information

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Transamerica US Growth

Effective on or about May 29, 2026, Class T shares of Transamerica US Growth (the “fund”) will be combined into Class R6 shares of the fund. Upon this combination, each Class T shareholder of the fund will own Class R6 shares having an aggregate net asset value equal to the aggregate net asset value of the Class T shares held by that shareholder as of the close of business on the day of the combination. As of that date, all references to the offering of Class T shares of the fund will be removed from the Prospectus, Summary Prospectus and Statements of Additional Information.

Former Class T shareholders of the fund may make further investments in Class R6 shares of the fund following the combination. Former Class T shareholders may exchange their Class R6 shares of the fund for Class A or Class R6 shares of other Transamerica Funds without a sales charge.

Please contact Customer Service at 1-888-233-4339 for further information and assistance.

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Effective on or about May 29, 2026, the seventh bullet under the “Exchanging Shares” section of the Retail Prospectus will be deleted and replaced as follows:

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Class R6 shareholders of Transamerica US Growth who were formerly Class T shareholders of the fund may exchange their Class R6 shares for Class A or Class R6 shares of other Transamerica Funds without a sale charge.

The following bullet will be added to the sub-section entitled “The Following Information Applies to Class R, Class R3 and Class R6 Shares – Class R6 Availability” in the “Choosing a Share Class” section of the Retail Prospectus:

•	Former Class T shareholders of Transamerica US Growth are now eligible Class R6 investors.

The sub-heading in each Statement of Additional Information, and the first paragraph in the sub-section entitled “Purchase of Shares” in the “Purchase, Redemption and Pricing of Shares” section of each Statement of Additional Information, will be deleted in their entirety and replaced as follows:

Class A, Class C, Class I, Class I2, Class R, Class R2, Class R3 and Class R6 Shares

As stated in the prospectuses, Transamerica Funds currently offer investors a choice of ten classes of shares: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R2, Class R3, Class R4 and Class R6 shares. Not all Transamerica Funds offer all classes of shares.

The following bullet will be added to the tenth paragraph in the sub-section entitled “Purchase of Shares” in the “Purchase, Redemption and Pricing of Shares” section of the Retail Statement of Additional Information:

•	Former Class T shareholders of Transamerica US Growth are now eligible Class R6 investors.

The corresponding paragraph in the section entitled “Further Information About the Trust and the Funds” in the Retail Statement of Additional Information will be supplemented as follows:

Effective May 29, 2026, Class T shares of Transamerica US Growth were combined into Class R6 shares of the fund.

The shares of beneficial interest of the Trust are divided into ten classes: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R2, Class R3, Class R4 and Class R6. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class I3, Class R, Class R2 and Class R4 are discussed in separate SAIs. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class C, Class R, Class R2, Class R3 and Class R4 shares are subject to ongoing distribution and service fees. Class I, Class I2, Class I3 and Class R6 shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares. On May 29, 2026, all shares previously designated as Class T shares are will be re-designated as Class R6 shares. As described above in the section entitled “Purchase, Redemption and Pricing of Shares - Purchase of Shares,” on March 31, 2021, Transamerica Government Money Market was closed to most new investors until further notice.

The corresponding paragraph in the section entitled “Further Information About the Trust and the Funds” in the Class R, Class R2, Class R4 and Class I3 Statement of Additional Information will be deleted in its entirety and replaced as follows:

The shares of beneficial interest of the Trust are divided into ten classes: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R2, Class R3, Class R4 and Class R6. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class A, Class C, Class I, Class I2, Class R3 and Class R6 are discussed in separate SAIs. Each class represents interests in the same assets of the fund and differs as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class C, Class R, Class R2, Class R3 and Class R4 shares are subject to ongoing distribution and service fees. Class I, Class I2, Class I3, and Class R6 shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares. On May 29, 2026, all shares previously designated as Class T shares are will be re-designated as Class R6 shares. As described above in the section entitled “Purchase, Redemption and Pricing of Shares - Purchase of Shares,” on March 31, 2021, Transamerica Government Money Market was closed to most new investors until further notice.

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Investors Should Retain this Supplement for Future Reference

March 19, 2026